Exhibit 99.1

WHO WE ARE Diversified banking organization in one of the most desirable, affluent markets in the country $629.9 million in total assets as of March 31, 2007; opened for business in November 1998 Five banking branches, a wealth management team, a Loan Processing Office and a three- location full service insurance agency NASDAQ Traded "ABVA"

WHO WE ARE Emphasis on small to medium sized businesses with complementary, full service consumer services Broad array of financial services products Insurance lines include P&C, Life, Health, Homeowners, Auto, etc... Responsive and experienced management Strong credit culture and discipline

WHY WE ARE DIFFERENT Competitive Approach Speed & Responsiveness We meet or exceed customer timelines Execution & Reliability We deliver on our commitments Customization & Flexibility We adjust our products to meet customer needs while meeting our own financial objectives

OUR MISSION To build long-term relationships by listening to our clients, understanding their needs and providing customized financial solutions that exceed their expectations.

WHO WE ARE Thomas A. Young, Jr., President and Chief Executive Officer 37 years of banking experience Paul M. Harbolick, Jr., CPA Executive Vice President and Chief Financial Officer 25 years of financial experience Frank H. Grace, III, Executive Vice President 27 years of banking experience Craig W. Sacknoff, Executive Vice President, Director Residential Real Estate Finance 35 years of banking experience

WHO WE ARE Thomas Patrick Danaher, President, Alliance Insurance Agency 25 years of insurance experience John B. McKenney, III, Senior Vice President, Chief Credit Officer 28 years of banking experience Michael C. O'Grady, Senior Vice President, Director of Commercial Banking 32 years of banking experience

BOARD OF DIRECTORS Comprised of regional business leaders including CPAs, Insurance, Association and Construction Professionals, Alliance's Board of Directors represents a distinguished collection of innovative, yet fiscally conservative individuals.

OUR MARKET AREA

OUR MARKET AREA Strong job growth: 71,200 net new jobs in 2006 Median household income of $74,700 - second highest in the country At 2.9%, the area has the lowest unemployment rate in the nation Presence of Federal Government acts as a stabilizing force in the local employment base Center for Regional Analysis Positive Market Attributes

REGIONAL HOUSING Inventories hit record levels in 2006 Month-over-the-year price changes turned negative in July 2006 Anticipate inventory levels to return to normal by end of 2007 or 1st Quarter 2008 Price changes are likely to remain in negative territory Price increases expected to return to historical average in late 2008-2009 Center for Regional Analysis Current Market Challenges

REGIONAL HOUSING Recent market trends show soft housing market continues Average days on market as of March 2007 was 113 compared to 64 in March 2006 Average sales price in March 2007 was $498,000 compared to $503,000 in March 2006 Home sales in the first quarter 2007 were 7,414 or 9.4% lower than the first quarter 2006 level of 8,181 Lower home valuations... appraisals and local tax assessments down Northern Virginia Association of Realtors Current Market Challenges

ALLIANCE IMPACTS Lower account balances of core title companies Average DDA down $32.2MM 1Q07 compared to 1Q06 Funding of balance sheet migrates from demand deposit level to market rate funding (cds, funds purchased and FHLB advances) Compounds margin squeeze Less active residential real estate lending Typical real estate clients are moving slower and more judiciously into new projects Sales time on existing projects longer Lower appreciation levels

ALLIANCE ACTION STEPS Refocused energies into expanding core market niche Senior Executive deployed to lead the effort Expanded calling team Effective use of technology to bring the bank to the client Close monitoring of existing residential real estate portfolio Tighter credit standards applied Expanded efforts in C&I arena Fredericksburg initiative Government contract lending

ALLIANCE ACTION STEPS Diversify revenue base with insurance revenue Core agency in place 1/1/06; Battlefield agency in place 1/1/07; FIG agency acquired 4/5/07 Exited stand alone mortgage banking division in late 2006 Created a small focused self contained mortgage banking unit 5 active experienced sales professionals Small operations team Focused on client service Optimize the revenue stream

ALLIANCE ACTION STEPS Balance sheet restructuring in 2Q07 and beyond Delever balance sheet by $75MM Rebalance investment and trading portfolios Target balances of $30MM and $75MM respectively Update portfolio yields to current market via lower volatility products Reduce size of wholesale funding portfolio Enhanced Net Interest Margin Maintain a Loan to Deposit ratio 85% to 90% Improved interest income

ALLIANCE ACTION STEPS Common stock buyback initiative Up to 300,000 shares may be purchased under the program (approximately 5.4% of currently outstanding shares) Program includes public and private transactions Authorized for one year Enhanced shareholder value We believe the common stock is undervalued

OUR PERFORMANCE

$629.9 CAGR 2002-2006 = 23.1% As of 03/31/2007 TOTAL ASSETS

TOTAL LOANS CAGR 2002-2006 = 46.2% As of 03/31/2007 $383.5

LOAN PORTFOLIO As of 03/31/2007

CREDIT QUALITY $1.3MM of loans with a specific allocation of the allowance as of 3/31/07 Allowance for loan losses as of 3/31/07 was 1.17% Net Charge Offs of $212,000 for the first quarter of 2007 Net Charge Offs to Average Loans were .06%

TOTAL INVESTMENTS As of 03/31/2007 $28.5

TRADING ASSETS Millions $24.3 $53.4 $58.4 $18.5 4.45% 4.27% 4.16% 5.14% Effective Yield

TOTAL DEPOSITS CAGR 2002-2006 = 21.5% As of 03/31/2007 $410.9

DEPOSIT COMPOSITION DDA Deposits* = 30.4% *As a percentage of total deposits as of 03/31/2007 $410.9

NET INCOME $1.2 $4.5

EARNINGS PER SHARE, DILUTED $0.19 $0.23 $0.24 $0.09 $0.21 *All share amounts and dollar amounts per share have been adjusted to reflect the three-for-twenty stock split in the form of a 15% stock dividend distributed on 6/30/2006. Trailing 12 months earnings: $0.78

LOOKING AHEAD Experienced local management team leading the company through the challenging real estate cycle Understands the balance between client relationships, growth and long-term shareholder value Open strategically located branches Fredericksburg is a top priority Leverage insurance company operations Mine existing client base for cross-selling opportunities

ATTRACTIVE LONG-TERM VALUATION May 14, 2007 Closing Price $12.75 Price to Book Multiple 1.27X Price to Tangible Book Multiple 1.41X Price to Trailing Earnings Multiple 16.3X

WHY ALLIANCE ? Great long-term marketplace Federal government spending makes Metropolitan, Washington D.C. very attractive Challenging real estate cycle is difficult to predict but should be nearing the end of the cycle Strong experienced management team Focused and consistent business expansion Tremendous value at current trading levels

Forward Looking Statements This presentation and other communications and statements by the Company and its management may contain "forward-looking statements," including statements about our beliefs, plans, objectives, goals, expectations, estimations and intentions. These statements are not guarantees of future performance and are subject to significant risks, assumptions and uncertainties many of which are beyond our control, that could cause actual results to differ materially from those suggested by these forward-looking statements. For information concerning these factors and related matters, you should refer to the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission; in particular, you should refer to the sections of those reports entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors." Please note that we do not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by us or on our behalf.

Thank you for your and interest in our company. Visit us on-line at www.alliancebankva.com